Accrued liabilities	12 Months Ended
Dec. 31, 2016
Accrued liabilities
Accrued liabilities

5. Accrued liabilities

Accrued liabilities consist of the following (in thousands):

	December 31,	December 31,
	2016	2015
Consulting and professional fees	$1,110	$1,288
Accrued payable due Taro Pharmaceuticals Industries Ltd.	7,500	—
Supply agreement - current portion	4,207	—
Employee compensation	1,554	1,172
Other	497	225
Total accrued liabilities	$14,868	$2,685